UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 28, 2020

MediaCo Holding Inc.

(Exact name of registrant as specified in its

charter)

INDIANA

(State of incorporation or organization)

001-39029

(Commission file number)

84-2427771

(I.R.S. Employer

Identification No.)

ONE EMMIS PLAZA

40 MONUMENT CIRCLE

SUITE 700

INDIANAPOLIS, INDIANA 46204

(Address of principal executive offices)

(317) 266-0100

(Registrant’s Telephone Number,

Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	MDIA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amended and Restated SG Broadcasting Promissory Note

On February 28, 2020, MediaCo Holding Inc. (the “Company”) entered into an amendment and restatement (the “Amended and Restated SG Broadcasting Promissory Note”) of that certain subordinated convertible promissory note, dated as of November 25, 2019, payable by the Company to SG Broadcasting LLC, a Delaware limited liability company (“SG Broadcasting”), as described in Item 1.01 of the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 27, 2019. The Amended and Restated SG Broadcasting Promissory Note, among other things, increases the outstanding principal amount of the note from $6,250,000 to an aggregate amount of $10,250,000. Pursuant to the terms of the Amended and Restated SG Broadcasting Promissory Note, SG Broadcasting contributed to the Company $2,000,000 on February 28, 2020 and expects to contribute an additional $2,000,000 on or before March 31, 2020.

In addition, the Amended and Restated SG Broadcasting Convertible Promissory Note contains a limitation on conversion of the outstanding principal and any accrued but unpaid interest thereunder into shares of the Class A Common Stock, par value $0.01 per share (the “Class A Stock”), of the Company, such that the maximum number of shares of Class A Stock to be issued in connection with the conversion of the Amended and Restated SG Broadcasting Convertible Promissory Note shall not, without the prior approval of the shareholders of the Company, (i) exceed a number of shares equal to 19.9% of the outstanding shares of common stock of the Company immediately prior to February 28, 2020, (ii) exceed a number of shares that would evidence voting power greater than 19.9% of the combined voting power of the outstanding voting securities of the Company immediately prior to February 28, 2020, or (iii) otherwise exceed such number of shares of capital stock of the Company that would violate applicable listing rules of the Nasdaq Stock Market (“Nasdaq”), in each of subsections (i) through (iii), only to the extent required by applicable Nasdaq rules and guidance (the “Share Cap”). In the event the number of shares of Class A Stock to be issued upon conversion of the Amended and Restated SG Broadcasting Convertible Promissory Note exceeds the Share Cap, then the portions of the Amended and Restated SG Broadcasting Convertible Promissory Note that would result in the issuance of any excess shares shall cease being convertible, and the Company shall instead either (x) repay such portions of the Amended and Restated SG Broadcasting Convertible Promissory Note in cash or (y) obtain shareholder approval of the issuance of shares of Class A Stock in excess of the Share Cap prior to the issuance thereof.

As of the date of this Current Report on Form 8-K, SG Broadcasting is the controlling shareholder of the Company, beneficially owning approximately 76.28% of the outstanding common stock of the Company, including 100% of the outstanding Class B Common Stock, par value $0.01 per share (the “Class B Stock”), of the Company, which percentages of Class A Stock and Class B Stock collectively represent approximately 96.98% of the combined voting power of the outstanding voting securities of the Company.

Senior Credit Facility

Contemporaneously with the entry into the Amended and Restated SG Broadcasting Promissory Note, the Company entered into the first amendment (the “Amendment”) of its amended and restated senior secured term loan agreement (such agreement, as so amended, the “Amended and Restated Senior Credit Facility”), in order to, among other things, increase the maximum principal amount of Indebtedness, as defined in the Amended and Restated Senior Credit Facility, up to an aggregate principal amount of $10,250,000.

The foregoing descriptions are qualified in their entireties by reference to the complete terms and conditions of the Amended and Restated SG Broadcasting Promissory Note, which is filed as Exhibit 10.1 hereto, and the Amendment, which is filed as Exhibit 10.2 hereto, and which are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided with respect to the Amended and Restated SG Broadcasting Promissory Note and the Amendment under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 5.08	Shareholder Director Nominations.

On January 15, 2020, MediaCo Holding Inc. (the “Company”) determined that the Company’s 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) will be held on Thursday, May 14, 2020. The time and location of the 2020 Annual Meeting will be as set forth in the Company’s definitive proxy statement on Schedule 14A for the 2020 Annual Meeting (the “2020 Proxy Statement”) to be filed with the Securities and Exchange Commission (the “SEC”).

The 2020 Annual Meeting is the Company’s first annual meeting as a public company. Accordingly, the Company is providing information with respect to the submission of (i) proposals intended to be included in the 2020 Proxy Statement pursuant to Rule 14a-8 (“Rule 14a-8”) promulgated under the Securities Exchange Act of 1934, as amended, and (ii) proposals submitted outside the processes of Rule 14a-8 and/or shareholder nominees to the Company’s board of directors.

Because the Company did not hold an annual meeting in 2019, pursuant to Rule 14a-8, the deadline for receipt of shareholder proposals intended to be included in the 2020 Proxy Statement is a reasonable time before the Company begins to print and send its proxy materials. Shareholder proposals intended to be submitted pursuant to Rule 14a-8 in connection with the 2020 Annual Meeting should be received by the Company’s Corporate Secretary at the address provided below on or before March 15, 2020 in order to be considered for inclusion in the 2020 Proxy Statement. Such proposals must comply with the requirements of Rule 14a-8 and the interpretations thereof, and may be omitted from the 2020 Proxy Statement if not in compliance with applicable requirements.

Additionally, a shareholder intending to submit a proposal outside the processes of Rule 14a-8 or to nominate persons for election to serve as a director of the Company, in each case in connection with the 2020 Annual Meeting, must provide written notice of such proposal or nomination in accordance with the requirements set forth in the Company’s Amended and Restated By-laws (the “By-laws”). To be considered timely, any such notice must be received by the Company’s Corporate Secretary on or before March 12, 2020.

Pursuant to the By-laws, shareholders seeking to bring business before the 2020 Annual Meeting or to nominate candidates for election as directors at the 2020 Annual Meeting must deliver such proposals or nominations to the principal executive offices of the Company, at One MediaCo Plaza, 40 Monument Circle, Indianapolis, IN 46204, Attention: Corporate Secretary. Any shareholder proposal or director nomination must also comply with the requirements of Indiana law, the rules and regulations promulgated by the SEC and the By-laws, as applicable. The foregoing summary of the advance notice and proxy access provisions contained in the By-laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the By-laws, filed with the SEC as Exhibit 3.2 to Company’s Form 10 (File No. 001-39029) on November 22, 2019. Shareholders are urged to read the complete text of such advance notice and proxy access provisions.

Item 9.01Financial Statements and Exhibits.

(d)     Exhibits.

See the Exhibit Index below, which is incorporated by reference herein.

Exhibit No.	Description
10.1	Amended and Restated Promissory Note, dated as of February 28, 2020, by MediaCo Holding Inc. in favor of SG Broadcasting LLC.
10.2

Amendment No. 1 to Amended and Restated Term Loan Agreement, dated as of February 28, 2020, by and among MediaCo Holding Inc., the other parties designated as borrowers thereto, the financial institutions from time to time party thereto, and GACP Finance Co., LLC, a Delaware limited liability company, as administrative agent and collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEDIACO HOLDING INC.
Date: March 2, 2020
	By:	/s/ J. Scott Enright
J. Scott Enright, Executive Vice President,
General Counsel and Secretary